EXHIBIT 21

SUBSIDIARIES OF STANLEY BLACK & DECKER, INC.

The following is a list of all active subsidiaries of Stanley Black & Decker, Inc. as of December 31, 2016.

Jurisdiction of Incorporation/
Corporate Name	Organization
Domestic Subsidiaries	United States
AeroScout (US) LLC	Delaware
AeroScout LLC	Delaware
Asia Fastening (US), Inc.	Delaware
BD Abrasive LLC	Delaware
B&D Holdings, Inc.	Maryland
BDK Faucet Holdings Inc.	Delaware
Black & Decker (Ireland) Inc.	Delaware
Black & Decker (U.S.) Inc.	Maryland
Black & Decker de Panama LLC	Maryland
Black & Decker Funding Corporation	Delaware
Black & Decker Group, LLC	Delaware
Black & Decker Healthcare Management Inc.	Maryland
Black & Decker Holdings, LLC	Delaware
Black & Decker Inc.	Delaware
Black & Decker India Inc.	Maryland
Black & Decker Investment Company, LLC	Delaware
Black & Decker Investments (Australia) Limited	Maryland
Black & Decker Investments LLC	Maryland
Black & Decker Mexfin LLC	Delaware
Black & Decker Puerto Rico Inc.	Delaware
Black & Decker Shelbyville, LLC	Kentucky
Bostitch-Holding, L.L.C.	Delaware
CLP2 GP, LLC	Delaware
CRC-Evans International Holdings, Inc.	Delaware
CRC-Evans International, Inc.	Delaware
CRC-Evans Pipeline International, Inc.	Delaware
CRC-Evans Welding Services, Inc.	Delaware
Devilbiss Air Power Company	Delaware
DIYZ, LLC	Delaware
Emglo Products, LLC	Maryland
Emhart Harttung Inc.	Delaware
Emhart Teknologies LLC	Delaware
Hardware City Associates Limited Partnership	Connecticut
Infastech Decorah, LLC	Delaware
Infologix - DDMS, Inc.	Delaware
InfoLogix Systems Corporation	Delaware
Infologix, Inc.	Delaware
Jafford LLC	Maryland
JennCo1, Inc.	Delaware
Microalloying International, Inc.	Delaware
Newfrey LLC	Delaware
Pacom Systems (North America) Inc.	Delaware
PIH U.S., Inc.	Alabama
Porter-Cable Argentina, LLC	Minnesota

Domestic Subsidiaries (continued)
RIGHTCO II, LLC	Delaware
Sargent & Greenleaf, Inc.	Indiana
SBD Cayman LLC	Delaware
SBD Insurance, Inc.	Connecticut
SBD Property Holdings, LLC	Delaware
SecurityCo Solutions, Inc.	Delaware
Spiralock Corporation	Michigan
Stanley Atlantic Inc.	Delaware
Stanley Access Technologies LLC	Delaware
Stanley Black & Decker, Inc.	Connecticut
Stanley Black & Decker Cayman Holdings, Inc.	Delaware
Stanley Black & Decker Chile, L.L.C.	Delaware
Stanley Canada Holdings, L.L.C.	Delaware
Stanley Convergent Security Solutions, Inc.	Delaware
Stanley European Holdings, L.L.C.	Delaware
Stanley Fastening Systems, L.P.	Delaware
Stanley Housing Fund, Inc.	Delaware
Stanley Industrial & Automotive, LLC	Delaware
Stanley Inspection, L.L.C.	Delaware
Stanley International Holdings, Inc.	Delaware
Stanley Inspection US, L.L.C.	Alabama
Stanley Logistics, L.L.C.	Delaware
Stanley Pipeline Inspection, L.L.C.	Delaware
Stanley Security Solutions, Inc.	Indiana
TSI Monitoring LLC	Nevada
TSI Sales & Installation LLC	Nevada
The Black & Decker Corporation	Maryland
The Farmington River Power Company	Connecticut
View Technologies, LLC	Delaware
Zag USA, Inc.	Delaware

International Subsidiaries	Jurisdiction of Incorporation/ Organization
Black & Decker Argentina S.A.	Argentina
BLACK & DECKER DISTRIBUTION PTY. LTD.	Australia
Black & Decker Finance (Australia) Ltd.	Australia
Black & Decker Holdings (Australia) Pty. Ltd.	Australia
Black & Decker No. 4 Pty. Ltd.	Australia
Infastech (Australia) PTY Limited	Australia
Pacom Systems Pty Limited	Australia
Powers Fasteners Australasia Pty Limited	Australia
Powers Fasteners Australia Limited	Australia
Powers Rawl Pty. Ltd.	Australia
Rawl Australasia Pty. Ltd.	Australia
Rawlplug Unit Trust	Australia
Stanley Black & Decker Australia Pty Ltd	Australia
Stanley Black & Decker Holdings Australia Pty Ltd	Australia
Stanley Security Solutions Australia Pty Ltd	Australia
The Stanley Works Pty. Ltd.	Australia
Stanley Black & Decker Austria GmbH	Austria
Stanley Black & Decker (Barbados) SRL	Barbados
Black & Decker Limited BVBA	Belgium
Facom Belgie BVBA	Belgium
Stanley Black & Decker Belgium BVBA	Belgium
Stanley Black & Decker Latin American Holding BVBA	Belgium
Stanley Black & Decker Logistics BVBA	Belgium
Stanley Europe BVBA	Belgium
Stanley Security Europe BVBA	Belgium
Stanley Security Belgium BVBA	Belgium
Black & Decker do Brasil Ltda.	Brazil
CRC-Evans PIH Serviços De Tubulação Do Brasil Ltda	Brazil
M.HART do Brasil Ltda.	Brazil
Refal Industria e Comercio de Rebites e Rebitadeiras Ltda.	Brazil
Spiralock do Brasil, Ltda.	Brazil
CRC-Evans Canada LTD.	Canada
First National AlarmCap LP/Premiere Societe en Commandite Nationale	Canada
Mac Tools Canada Inc.	Canada
Microtec Enterprises, Inc.	Canada
Mont-Hard (Canada) Inc.	Canada
Stanley Black & Decker Canada Corporation	Canada
Stanley CLP2	Canada
Stanley CLP3	Canada
Stanley Inspection Canada Ltd.	Canada
XMARK Corporation	Canada
Besco Investment Group Co. Ltd.	Cayman Islands
Black & Decker (Cayman) Finance Limited	Cayman Islands
Black & Decker Manufacturing, Distribution & Global Purchasing Holdings LP	Cayman Islands
Chiro (Cayman) Holdings Ltd.	Cayman Islands
Jointech Corporation, LTD.	Cayman Islands
SBD Holdings Cayman, LP	Cayman Islands
Wintech Corporation Limited	Cayman Islands
Maquinas y Herramientas Black & Decker de Chile S.A.	Chile
Anzi Masterfix Tool Limited Liability Company	China
Besco Machinery Industry (Zhejiang) Co., Ltd.	China

International Subsidiaries (continued)	Jurisdiction of Incorporation/ Organization
Black & Decker (Suzhou) Co., LTD.	China
Black & Decker (Suzhou) Power Tools Co., LTD.	China
Black & Decker (Suzhou) Precision Manufacturing Co., LTD.	China
Black & Decker Asia Based Enterprises	China
Black & Decker SSC CO., LTD.	China
Guangzhou Emhart Fastening System Co., LTD.	China
Hefei INTACA Science & Technology Development Co., Ltd.	China
Infastech (Shenzhen) Limited	China
Infastech Fastening Systems (Wuxi) Limited	China
Jiangsu Guoqiang Tools Co., Ltd.	China
Jiangsu Tongfeng Hardware Co., Ltd.	China
Powers Shanghai Trading Ltd.	China
QINGDAO SUNGUN POWER TOOL CO., LTD.	China
Shanghai Eastern Iron Hardware Co., Ltd.	China
Shanghai Emhart Fastening Systems Co., Ltd.	China
Stanley Black & Decker Precision Manufacturing (Shenzhen) Co., Ltd.	China
Stanley GMT Hardware Co., Ltd.	China
Stanley Works (Wendeng) Tools Co., Ltd.	China
The Stanley Works (Langfang) Fastening Systems Co., Ltd.	China
The Stanley Works (Shanghai) Co., Ltd.	China
The Stanley Works (Shanghai) Management Co., Ltd.	China
The Stanley Works (Zhejiang) Industrial Tools Co., Ltd.	China
The Stanley Works (Zhongshan) Tool Co., Ltd.	China
Yong Ru Plastics Industry (Suzhou) Co., Ltd	China
Black & Decker de Colombia S.A.S.	Colombia
Black and Decker de Costa Rica Limitada	Costa Rica
Black & Decker (Czech) s.r.o.	Czech Republic
Stanley Black & Decker Czech Republic s.r.o.	Czech Republic
Tucker S.R.O.	Czech Republic
Emhart Harttung A/S	Denmark
Stanley Security Denmark ApS	Denmark
Black & Decker del Ecuador S.A.	Ecuador
Stanley Black & Decker Finland Oy	Finland
Stanley Security Oy	Finland
Avdel France SAS	France
BGI Distribution SAS	France
Black & Decker Finance SAS	France
Bost Garnache Industries SAS	France
Dubuis et Cie SAS	France
Emhart Fastening & Assembly SNC	France
Facom Holding SAS	France
Facom SAS	France
Novia SWK SAS	France
Piole Parolai Equipement SAS	France
Pro One Finance SAS	France
Societe Miniere et Commerciale SAS	France
Stanley Black & Decker France SAS	France
Stanley Black & Decker France Services SAS	France
Stanley Healthcare Solutions France Sàrl	France
Stanley Security France SAS	France

International Subsidiaries (continued)	Jurisdiction of Incorporation/ Organization
Stanley Tools SAS	France
Avdel Deutschland GmbH	Germany
B.B.W. Bayrische Bohrerwerke G.m.b.H.	Germany
Black & Decker Holdings GmbH	Germany
Black & Decker International Holdings B.V. & CO. KG	Germany
Horst Sprenger GmbH Recycling-tools	Germany
SETEC Vertriebsgesellschaft für Brand- und Einbruchmeldesysteme mbH	Germany
Stanley Black & Decker Deutschland GmbH	Germany
Stanley Security Deutschland Administration GmbH	Germany
Stanley Security Deutschland Holding GmbH	Germany
Stanley Security Deutschland GmbH	Germany
Tucker GmbH	Germany
Stanley Black & Decker (Hellas) EPE	Greece
Avdel Holdings (Hong Kong) Limited	Hong Kong
BDC International Limited	Hong Kong
BD Precision (Hong Kong) Limited	Hong Kong
BD Suzhou Power Tools (Hong Kong) Limited	Hong Kong
BD Suzhou (Hong Kong) Limited	Hong Kong
BD Xiamen (Hong Kong) Limited	Hong Kong
Black & Decker Hong Kong Limited	Hong Kong
Emhart Guangzhou (Hong Kong) Limited	Hong Kong
Hangtech Limited	Hong Kong
Infastech (China) Limited	Hong Kong
Infastech Company Limited	Hong Kong
Niscayah Asia Ltd	Hong Kong
Niscavah Investments Ltd	Hong Kong
Stanley Black & Decker Hungary Korlatolt Felelossegu Tarsasag	Hungary
Stanley Finance Hungary Group Financing Limited Liability Company	Hungary
Stanley Black & Decker India Limited	India
Stanley Engineered Fastening India Private Limited	India
Stanley Security Solutions India Private Limited	India
Stanley Works (India) Private Limited	India
PT Stanley Black & Decker	Indonesia
Baltimore Financial Services Company	Ireland
Baltimore Insurance Limited	Ireland
BELCO Investments Company	Ireland
Black & Decker International Finance 1 Limited	Ireland
Black & Decker International Finance 3 Limited	Ireland
Chesapeake Falls Holdings Company	Ireland
Gamrie Limited	Ireland
SBD European Investment	Ireland
SBD European Security International	Ireland
SBD European Security Investment	Ireland
SBD Infastech 1	Ireland
SBD Infastech 2	Ireland
SBD Infastech 3	Ireland
Stanley Black & Decker Finance Unlimited Company	Ireland
Stanley Black & Decker International Finance 1 Limited	Ireland
Stanley Black & Decker International Finance 2	Ireland
Stanley Black & Decker International Finance 3	Ireland
Stanley Black & Decker International Finance 4	Ireland

International Subsidiaries (continued)	Jurisdiction of Incorporation/ Organization
Stanley Black & Decker International Finance 5	Ireland
Stanley Black & Decker Ireland	Ireland
Stanley Black & Decker Latin American Investment	Ireland
Stanley Security Limited	Ireland
AeroScout Ltd.	Israel
The Stanley Works Israel Ltd.	Israel
Avdel Italia S.r.l.	Italy
DeWalt Industrial Tools S.p.A.	Italy
Stanley Black & Decker Italia S.r.l.	Italy
SWK Utensilerie S.r.l.	Italy
Nippon Pop Rivets & Fasteners, LTD.	Japan
Infastech (Korea) Limited	Korea, Republic of
Black & Decker (OVERSEAS) GmbH	Liechtenstein
Asia Fastening (Cayman) S.à r.l.	Luxembourg
Black & Decker Asia Manufacturing Holdings 1 S.à r.l.	Luxembourg
Black & Decker Asia Manufacturing Holdings 2 S.à r.l.	Luxembourg
Black & Decker Global Holdings S.à r.l.	Luxembourg
Black & Decker International Holdings S.à r.l.	Luxembourg
Black & Decker Luxembourg Finance S.C.A.	Luxembourg
Black & Decker Luxembourg S.A.R.L.	Luxembourg
Black & Decker TransAsia S.à r.l.	Luxembourg
Chesapeake Investments Company S.A.R.L.	Luxembourg
Global Fastening (Luxembourg) S.à r.l.	Luxembourg
Infastech S.à r.l.	Luxembourg
SBD European Security Holdings S.à r.l.	Luxembourg
Stanley Black & Decker Partnership Japan	Luxembourg
SBD MDGP Partnership Holdings S.à r.l.	Luxembourg
SBD Niscayah S.à r.l.	Luxembourg
Stanley Black & Decker Holdings S.à r.l.	Luxembourg
Black & Decker Macao Commercial Offshore Limited	Macao
Black & Decker Asia Pacific (Malaysia) Sdn. Bhd.	Malaysia
CRC-Evans Pipeline International Sdn.Bhd.	Malaysia
Infastech (Labuan) Limited	Malaysia
Infastech (Malaysia) Sdn Bhd	Malaysia
Infastech Holdings (Malaysia) Sdn Bhd	Malaysia
Stanley Security Malaysia Sdn Bhd	Malaysia
Stanley Works (Malaysia) Sdn Bhd	Malaysia
Black & Decker de Reynosa, s. de r.l . de c.v.	Mexico
Black & Decker, S.A. de c.v.	Mexico
Dewalt Industrial Tools, S.A. DE C.V.	Mexico
Grupo Black & Decker MEXICO, s. de r.l . de c.v.	Mexico
Herramientas Stanley S.A. de c.v.	Mexico
Stanley-Bostitch Servicios s. de r.l . de c.v.	Mexico
Stanley-Bostitch, S.A. de c.v.	Mexico
Black & Decker Far East Holdings B.V.	Netherlands
Black & Decker Holdings B.V.	Netherlands
Chiro Tools Holdings B.V.	Netherlands
CRC-Evans B.V.	Netherlands
Emhart Teknologies B.V.	Netherlands
Interfast B.V.	Netherlands
Stanley Black & Decker Asian Holdings B.V.	Netherlands

International Subsidiaries (continued)	Jurisdiction of Incorporation/ Organization
Stanley Black & Decker Netherlands B.V.	Netherlands
Stanley European Holdings B.V.	Netherlands
Stanley European Holdings II B.V.	Netherlands
Stanley Israel Investments B.V.	Netherlands
Totaal Beveiligingen B.V.	Netherlands
Stanley Security Alarmcentrale B.V.	Netherlands
Stanley Security Nederland B.V.	Netherlands
Stanley Works Holdings B.V.	Netherlands
Stanley Black & Decker Hardware Holdings B.V.	Netherlands
Stanley Black & Decker NZ Limited	New Zealand
Stanley Black & Decker Norway AS	Norway
Stanley Security Holdings AS	Norway
Stanley Security AS	Norway
Black & Decker de Panama, S. de R.L.	Panama
Emhart Panama, S.A.	Panama
SBD Panama Investments LLC	Panama
SBD Panama LLC	Panama
Black & Decker del Peru S.A.	Peru
Masterfix Poland Sp. z o.o.	Poland
Stanley Black & Decker Polska Sp. z o.o.	Poland
Stanley Fastening Systems Poland Sp. z o.o.	Poland
Stanley Security Portugal, Unipessoal, Lda	Portugal
Stanley Black & Decker Limited Liability Company	Russian Federation
Aeroscout (Singapore) Pte. Ltd.	Singapore
Bellwether Capital Private Limited	Singapore
Black & Decker Asia Pacific Pte. Ltd.	Singapore
Infastech (Singapore) Pte. Ltd.	Singapore
Infastech Intellectual Properties Pte. Ltd.	Singapore
Infastech Receivables Company Pte. Ltd.	Singapore
Joint Prosperity Investment Private Limited	Singapore
Stanley Security Singapore Pte. Ltd.	Singapore
Stanley Works Asia Pacific Pte. Ltd.	Singapore
Visiocom International Pte Ltd	Singapore
Onglin International Limited	Samoa
Stanley Black & Decker Slovakia s.r.o.	Slovakia
Cooperheat of Africa (Pty) Ltd	South Africa
De-Tect Unit Inspection (Pty) Ltd	South Africa
Oceaneering Heat Treatment Services (Pty) Ltd	South Africa
Unit Inspection (International) (Pty) Ltd	South Africa
Unit Inspection Property (Pty) Ltd	South Africa
Avdel Spain, S.L.	Spain
Pacom Systems España, S.L.	Spain
Stanley Black & Decker Iberica, S.L.	Spain
SBD Holding AB	Sweden
Niscayah Group AB	Sweden
Niscayah Teknik AB	Sweden
Pacom Group AB	Sweden
Stanley Black & Decker Sweden AB	Sweden
Stanley Security Sverige AB	Sweden
Emhart GmbH	Switzerland
Sargent & Greenleaf S.A.	Switzerland

International Subsidiaries (continued)	Jurisdiction of Incorporation/ Organization
Stanley Black & Decker Holding GmbH	Switzerland
Stanley Black & Decker Sales GmbH	Switzerland
Stanley Security Switzerland Sàrl	Switzerland
Stanley Works (Europe) GmbH	Switzerland
Besco Pneumatic Corporation	Taiwan
Fastener Jamher Taiwan Inc.	Taiwan
Stanley Chiro International Ltd	Taiwan
Stanley Fastening Systems Investment (Taiwan) Co.	Taiwan
Stanley Security Solutions Taiwan Ltd.	Taiwan
Black & Decker (Thailand) Limited	Thailand
Emhart Teknologies (Thailand) LTD.	Thailand
Infastech Thai Company Limited	Thailand
PIH (Thailand) Company Limited	Thailand
Stanley Works Limited	Thailand
Stanley Black & Decker Turkey Alet retim, Sanayi ve Ticaret Limited	Turkey
Alkhaja Pimex LLC	United Arab Emirates
Stanley Black & Decker MEA FZE	United Arab Emirates
Avdel Holding Limited	United Kingdom
Avdel UK Limited	United Kingdom
Aven Tools Limited	United Kingdom
Bandhart	United Kingdom
Bandhart Overseas	United Kingdom
Black & Decker	United Kingdom
Black & Decker Europe	United Kingdom
Black & Decker Finance	United Kingdom
Black & Decker International	United Kingdom
Black & Decker International Finance (UK) Limited	United Kingdom
Black & Decker International Finance Holdings (UK) Limited	United Kingdom
CRC-Evans Offshore Limited	United Kingdom
Dewalt Industrial Power Tool Company LTD.	United Kingdom
ELU Power Tools LTD	United Kingdom
Emhart International Limited	United Kingdom
Facom UK Limited	United Kingdom
Global Project (Services) Limited	United Kingdom
Meta Vision Systems Limited	United Kingdom
Niscayah Holdings Limited	United Kingdom
PIH Holdings Limited	United Kingdom
PIH Services Limited	United Kingdom
Pipeline Induction Heat Limited	United Kingdom
Stanley Black & Decker Finance Limited	United Kingdom
Stanley Black & Decker UK Holdings Limited	United Kingdom
Stanley Black & Decker UK Limited	United Kingdom
Stanley Security Solutions (NI) Limited	United Kingdom
Stanley Security Solutions Limited	United Kingdom
Stanley Security Solutions-Europe Limited	United Kingdom
Stanley U.K. Holding Ltd.	United Kingdom
Stanley UK Acquisition Company Limited	United Kingdom
Stanley UK Services Limited	United Kingdom
SWK (U.K.) Holding Limited	United Kingdom
Tucker Fasteners Limited	United Kingdom
Universal Inspection Systems Limited	United Kingdom

International Subsidiaries (continued)	Jurisdiction of Incorporation/ Organization
Black & Decker de Venezuela, C.A.	Venezuela
Black & Decker Holdings de Venezuela, C.A.	Venezuela
Besco Investment Holdings Ltd.	Virgin Islands, British
Infastech/Tri-Star Limited	Virgin Islands, British
PIH Services ME Ltd.	Virgin Islands, British
Stanley Works China Investments Limited	Virgin Islands, British